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                                                                   EX-99.906CERT


  CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, John R. Jones, President of AB Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 23, 2005                           /s/ John R. Jones
     -------------------                 ------------------------------------
                                         John R. Jones, President
                                         (principal executive officer)


I, Jeffrey P. Billinger, Vice President and Treasurer of AB Funds Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 23, 2005               /s/ Jeffrey P. Billinger
     -------------------      --------------------------------------------------
                              Jeffrey P. Billinger, Vice President and Treasurer
                              (principal financial officer)